                                                                   Exhibit 10.20


                                 AMENDMENT NO. 2


                  Amendment No.2 (this "AMENDMENT"), dated as of January 25, 1999, among the Sellers listed on Exhibit A hereto (the "SELLERS"), United Industries Corporation, a Delaware corporation ("UIC"), and UIC Holdings, L.L.C., a Delaware limited liability company ("BUYER").

                  WHEREAS, the parties hereto have entered into an Agreement and Plan of Recapitalization, Purchase and Redemption, dated as of December 24, 1998, as amended as of January 20, 1999 (as amended, the "AGREEMENT");

                  WHEREAS, the parties hereto wish to further amend the Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. The Sellers shall repay to UIC $8,425,470, representing all amounts which were payable by UIC in connection with the transactions contemplated by the Agreement to Dan Johnston, Richard Bender and William Johnson under their Contracts for Release in Event of Sale with UIC.

                  2. Upon receipt by UIC of the amount referred to in Section 1 (as indicated by the execution of the certificate attached hereto as Annex A),
Schedule 2.1(a) to the Agreement shall be amended by deleting the parenthetical "(including under the Contracts for Release in Event of Sale)" in subclause (ii) of the second paragraph thereof in its entirety and substituting in lieu thereof the following:

                  ", other than any amounts payable by UIC under the Contracts for Release in Event of Sale which shall not be included as liabilities on the Closing Balance Sheet".

                  3. The parties hereby agree that such amount repaid pursuant to Section 1 hereof shall be deemed a reduction of the redemption amounts paid to the Sellers pursuant to Sections 1.1(e) and 1.1(f) of the Agreement and that such amount shall be deemed to have been repaid as of the Closing.

                  4. Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed thereto in the Agreement

                  5. Except as expressly amended by this Amendment, the provisions of the Agreement shall remain unchanged and in full force and effect. From and after the date of this Amendment, any reference in the Agreement to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

                  6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this amendment as of the date first written above.



                                       -----------------------------------
                                       David C. Pratt


                                       -----------------------------------
                                       Mark R. Gale



                                       -----------------------------------
                                       M. Robert Gale



                                       -----------------------------------
                                       Charles R. Gale



                                       -----------------------------------
                                       Randolph D. Gale


                                       DAVID C. PRATT GRANTOR RETAINED
                                         INTEREST TRUST



                                       By:
                                          --------------------------------
                                                Name:    Mark R. Gale
                                                Title:   Trustee



                                       MARK R. GALE REVOCABLE TRUST



                                       By:
                                          --------------------------------
                                                Name:    Mark R. Gale
                                                Title:   Trustee

                                       RALPH EDWARDS REVOCABLE TRUST



                                       By:
                                          --------------------------------
                                                Name:    Ralph Edwards
                                                Title:   Trustee



                                       DAVID C. PRATT GRANTOR RETAINED
                                         ANNUITY TRUST


                                       By:
                                          --------------------------------
                                                Name:    Mark R. Gale
                                                Title:   Trustee



                                       RYDER PRATT GRANTOR RETAINED
                                         ANNUITY TRUST



                                       By:
                                          --------------------------------
                                                Name:    David C. Pratt
                                                Title:   Trustee

                                       1994 RYDER PRATT GRANTOR RETAINED
                                         ANNUITY TRUST



                                       By:
                                          --------------------------------
                                                Name:    David C. Pratt
                                                Title:  Trustee



                                       1998 GALE FAMILY NEVADA IRREVOCABLE TRUST



                                       By:
                                          --------------------------------
                                                Name:    Charles R. Gale
                                                Title:   Trustee


                                       By:  Ternion Corporation, as Trustee



                                       By:
                                          --------------------------------
                                                Name:   M. Robert Gale
                                                Title:



                                       UNITED INDUSTRIES CORPORATION


                                       By:
                                          --------------------------------
                                                Name:
                                                Title:



                                       UIC HOLDINGS, L.L.C.


                                       By:
                                          --------------------------------
                                                Name:
                                                Title:

                                    Exhibit A



David C. Pratt
Mark R. Gale
M. Robert Gale
Charles R. Gale
Randolph D. Gale

David C. Pratt Grantor Retained Interest Trust
Mark R. Gale Revocable Trust
Ralph Edwards Revocable Trust
David C. Pratt Grantor Retained Annuity Trust
Ryder Pratt Grantor Retained Annuity Trust
1994 Ryder Pratt Grantor Retained Annuity Trust
1998 Gale Family Nevada Irrevocable Trust

                                     Annex A



                  The undersigned, United Industries Corporation, a Delaware corporation ("UIC"), hereby acknowledges receipt from the Sellers of the $8,425,470 referred to in Section 1 of Amendment No. 2 to the Agreement and Plan of Recapitalization, Purchase and Redemption, dated as of December 24, 1998, as amended as of January 20, 1999, and as of January 25, 1999 (as amended, the "AGREEMENT") among the Sellers, UIC and UIC Holdings, L.L.C. All capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Agreement.


                                       UNITED INDUSTRIES CORPORATION



                                       By:
                                          --------------------------------
                                              Name:
                                              Title:


January 25, 1999